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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 9, 2004
                                                          --------------

                              HANOVER DIRECT, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-08056
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                            (COMMISSION FILE NUMBER)

          DELAWARE                                     13-0853260
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(STATE OR OTHER JURISDICTION                        (I.R.S. EMPLOYER
      OF INCORPORATION)                          IDENTIFICATION NUMBER)

       115 RIVER ROAD
    EDGEWATER, NEW JERSEY                                 07020
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    (ADDRESS OF PRINCIPAL                              (ZIP CODE)
     EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300
                                                           --------------


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit 99.1 Press Release, dated April 9, 2004, announcing operating results for the fiscal year ended December 27, 2003.

ITEM 9.       REGULATION FD DISCLOSURE

On April 9, 2004, Hanover Direct, Inc. (the "Company") issued a press release announcing operating results for the fiscal year ended December 27, 2003. A copy of such press release is furnished as an exhibit to this Form 8-K.

ITEM 12.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 9, 2004, the Company issued a press release announcing operating results for the fiscal year ended December 27, 2003. A copy of such press release is furnished as an exhibit to this Form 8-K.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HANOVER DIRECT, INC.
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                                                     (Registrant)

April 9, 2004                             By: /s/ Charles E. Blue
                                          --------------------------------------
                                          Name:   Charles E. Blue
                                          Title:  Senior Vice President and
                                                  Chief Financial Officer